SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.  )

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                            THE MONARCH CEMENT COMPANY
   (Name of Registrant as Specified In Its Charter)

___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
(April 12, 2006)

    The annual meeting of the stockholders of The Monarch Cement Company, a Kansas corporation, will be held Wednesday, April 12, 2006, at 2:00 in the afternoon of that day, at the Company's corporate offices, 449 1200 Street, Humboldt, Kansas 66748, to consider and act upon the following:

  The election of four directors to serve until the annual meeting of the stockholders of the Company in 2009;

  Any other business which may properly come before the meeting;

  Adjourning the meeting from time to time.

    The Board of Directors has fixed the close of business on February 13, 2006 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.  Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

    The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy.  Your proxy may be revoked at any time before it is exercised.

THE MONARCH CEMENT COMPANY

Debra P. Roe, CPA

Assistant Secretary

Humboldt, Kansas

March 13, 2006

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Walter H. Wulf, Jr., Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 13, 2006 at the annual meeting of stockholders to be held on April 12, 2006, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1. ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY
	(except as marked to	to vote for all
	the contrary below) [ ]	nominees listed below [ ]

(INSTRUCTION:      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Byron J. Radcliff	Michael R. Wachter	Walter H. Wulf, Jr.	Walter H. Wulf, III

2.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and acting, that one) shall have and may exercise all of the powers of all of said Proxies.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE‑NAMED NOMINEES.  The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by  president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

_________________________________________ Signature
Dated___________________________, 2006.	_________________________________________ Signature if held jointly
Please mark, sign, date and return this proxy promptly using the enclosed envelope.

The Monarch Cement Company
P.O. Box 1000
Humboldt, Kansas 66748-0900

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
(2:00 p.m., April 12, 2006)

GENERAL INFORMATION

        The enclosed proxy is being solicited on behalf of the Board of Directors of The Monarch Cement Company and all expenses of the solicitation will be borne by the Company.  In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone.  The Company does not expect to pay any compensation for the solicitation of proxies.  The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company.  Stockholders sharing the same address are provided only one proxy statement and annual report unless the Company has been notified that separate copies are desired.  Stockholders sharing addresses who wish to receive a separate proxy statement or annual report should contact the Company in writing at P.O. Box 1000, Humboldt, Kansas 66748 or call 620-473-2222 to make their request. The enclosed proxy and this Proxy Statement were first sent or given to the holders of Monarch stock on or about March 13, 2006.

        The record date with respect to this solicitation is February 13, 2006 and only holders of Capital Stock and/or Class B Capital Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting.  At the close of business on that date 2,464,926 shares of Capital Stock and 1,562,032 shares of Class B Capital Stock were issued and outstanding.  Holders of Capital Stock are entitled to one vote per share standing in their names on the record date.  Holders of Class B Capital Stock are entitled to ten votes per share standing in their names on the record date.

        Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.

        A stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director.  "Broker non-votes" occur when a broker indicates that it lacks authority to vote on a matter in the absence of instructions from the beneficial owner.  Broker non-votes are treated as shares of the Company's stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

        To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in their capacity as such.

1.

ELECTION OF DIRECTORS AND RELATED INFORMATION

        The Board of Directors is divided into three classes.  Class I is comprised of three directors and Classes II and III are each comprised of four directors.  At each annual meeting of stockholders, one class of directors is elected for a three‑year term.
        The four directors to be elected at the forthcoming annual meeting of stockholders will serve as directors in Class II of the Board of Directors.  Their term of office will commence upon election and will continue until the 2009 annual meeting of stockholders and until their successors are elected and qualified.
        The Board of Directors, acting as the nominating committee, has selected the nominees for directors.  Shares represented by a proxy given pursuant to this solicitation will be voted in favor of the nominees listed below.  Each nominee is at present a member of Class II of the Board of Directors.  If any of such nominees should unexpectedly become unavailable for election, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name.  Each of the nominees hereinafter named has indicated his willingness to serve if elected and it is not anticipated that any of them will become unavailable for election.  The names of the nominees are as follows:

              Byron J. Radcliff        Michael R. Wachter        Walter H. Wulf, Jr.        Walter H. Wulf, III

        The Board of Directors recommends that you vote FOR the election of each of the four nominees named above as directors in Class II of the Board of Directors.

Stockholder Nomination Policy

        The Board of Directors performs the functions of a nominating committee and selects all nominees for election at stockholder meetings.  The Board of Directors does not believe a separate nominating committee is necessary as the Company is not currently required to have a separate committee and the full Board of Directors desires to participate in the discussions regarding the structure, qualifications and needs of the Board.  The members of the Board of Directors who participate in the nomination process are Messers Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Robert M. Kissick, Gayle C. McMillen, Richard N. Nixon, Byron J. Radcliff, Byron K. Radcliff, Michael R. Wachter, Walter H. Wulf, Jr. and Walter H. Wulf, III.  Applying the definition of the term "independent director" under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards as permitted under the requirements of paragraph (d)(3)(iv) of Item 7 of Schedule 14A, Messers Jack R. Callahan, Ronald E. Callaway, David L. Deffner, Gayle C. McMillen, Richard N. Nixon and Michael R. Wachter are independent, and Messers Robert M. Kissick, Byron J. Radcliff, Byron K. Radcliff, Walter H. Wulf, Jr. and Walter H. Wulf, III are not independent.
        The Board has not established specific minimum qualifications for recommended nominees, but does evaluate recommended nominees for directors based on their character, judgment, independence, financial or business acumen, diversity of experience, ability to represent and act on behalf of all stockholders, as well as the needs of the Board of Directors.  The Board of Directors will consider nominations from stockholders at the annual meeting of stockholders as required under Kansas law.  The Board of Directors does not have a policy of considering stockholder nominations for inclusion in the Company's proxy statement sent to stockholders in connection with the election of directors.  The Board of Directors does not believe such a policy is necessary at this time as it has not received requests from stockholders to submit nominations to the Board of Directors.  The Board of Directors will continue to monitor this and evaluate whether such a policy is desirable.

2.

Communications with Directors

        The Board of Directors does not have a formal process by which stockholders may send communications to the full Board of Directors or individual directors, but stockholders can mail communications to the Board or individual members at the Company's offices at P.O. Box 1000, Humboldt, Kansas 66748-0900, to the attention of the Chief Financial Officer.  The Chief Financial Officer will forward such communications to the Board or the specific Director.  Stockholders are also permitted to communicate with the Board of Directors at the Company's annual meeting of stockholders. The Board is of the view that this process is sufficient for allowing stockholders to communicate with the Board.

        The Company does not currently have a formal policy regarding directors' attendance at the annual meeting of stockholders, but historically all members of the Board have attended such meetings.  All members of the Board attended the 2005 annual meeting of stockholders.

3.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office

Name	Age	Present position with Company	Principal occupation last five years	Director since	Term expires	Family relationship between Directors and Officers
NOMINEES C L A S S II:
Byron J. Radcliff	49	Director	Rancher	1976	2009	Son of Byron K. Radcliff, Vice Chairman, Secretary, Treasurer and Director
Michael R. Wachter	45	Director	Vice President, Director of Operations, Civil Engineer, Concrete Technology Corp. (a precast/prestressed concrete producer) Tacoma, Washington	1994	2009	None
Walter H. Wulf, Jr	61	Chairman of the Board, President and Director	Position with Company	1971	2009	Father of Walter H. Wulf, III, Director
Walter H. Wulf, III	32	Director	Area Sales Manager, General Motors Corporation	2001	2009	Son of Walter H. Wulf, Jr., Chairman of the Board, President and Director
DIRECTORS CONTINUING IN OFFICE C L A S S I:
David L. Deffner	55	Director	Director of Music, Davis Community Church Davis, California	1997	2008	None
Gayle C. McMillen	56	Director	Instrumental Music Teacher until retirement on 05-31-05. Music Coordinator, Trinity United Methodist Church, Salina, Kansas (June 2005 to present)	1999	2008	None
Richard N. Nixon	64	Director	Partner in law firm of Stinson Morrison Hecker LLP, Kansas City, Missouri	1990	2008	None

4.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office (continued)

Name	Age	Present position with Company	Principal occupation last five years	Director since	Term expires	Family relationship between Directors and Officers
DIRECTORS CONTINUING IN OFFICE (continued) C L A S S III:
Jack R. Callahan	74	Director	President, The Monarch Cement Company until retirement on 10-31-97	1980	2007	None
Ronald E. Callaway	70	Director	Transport truck driver, Agricultural Carriers, Inc., Wichita, Kansas until retirement on 6-30-97	1990	2007	None
Robert M. Kissick	69	Vice President and Director	President, Hydraulic Power Systems, Inc. (manufacturer of construction equipment) N. Kansas City, Missouri until retirement on 8-31-01; Chairman of the Board, Hydraulic Power Systems, Inc.	1972	2007	None
Byron K. Radcliff	68	Vice Chairman, Secretary, Treasurer and Director	Owner/Manager, Radcliff Ranch (9,000 acres) Dexter, Kansas	1960	2007	Father of Byron J. Radcliff, Director
There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

5.

 INFORMATION    CONCERNING    EXECUTIVE    OFFICERS

Name	Age	Present Position with Company	Term of Office Began	Principal Occupation Last Five Years	Family Relationship between Directors and Officers
Walter H. Wulf, Jr.	61	Chairman of the Board President Director	2001 1997 1971	Position with Company	Father of Walter H. Wulf, III, Director

*Robert M. Kissick	69	Vice President Director	1980 1972	See page 5 of this Proxy Statement	None

*Byron K. Radcliff	68	Vice Chairman of the Board Secretary Treasurer Director	2001 1999 1976 1960	See page 5 of this Proxy Statement	Father of Byron J. Radcliff, Director

Debra P. Roe	50	Chief Financial Officer Assistant Secretary-Treasurer	2003 1998	Position with Company	None

Rick E. Rush	53	Vice President	2001	Position with Company	None

Roy L. Owens	68	Vice President-Operations	2000	Position with Company	None

 * Not actively involved in the daily affairs of the Company.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

6.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth those known to the Company to be beneficial owners of more than five percent of any class of the Company's securities as of February 1, 2006:
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Byron K. Radcliff P.O. Box 100 Dexter, KS 67038	Capital Stock Class B Capital Stock	203,960 shares (a) 211,960 shares (b)	8.274% 13.570%

Walter H. Wulf, Jr. 700 Wulf Drive Humboldt, KS 66748	Capital Stock Class B Capital Stock	173,102 shares (c) 178,942 shares (d)	7.023% 11.456%

(a)	Includes 198,515 shares owned individually; 2,495 shares owned jointly with wife; and 2,950 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 2,950 shares owned by wife.
(b)	Includes 207,715 shares owned individually; 2,495 shares owned jointly with wife; and 1,750 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 1,750 shares owned by wife.
(c)	Includes 8,310 shares held individually and 1,900 shares owned by wife. In addition, Walter H. Wulf, Jr. is: (i) trustee of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters; (ii) manager of 40,300 shares held in Walter H. Wulf Company, LLC for the benefit of Walter H. Wulf, Jr., his two sisters and their children; (iii) trustee of 4,000 shares held in the Walter H. Wulf and May L. Wulf Charitable Foundation; and (iv) manager of 43,592 shares held in the Wulf General, LLC for the benefit of Walter H. Wulf, Jr. and his two sisters. Mr. Wulf disclaims beneficial ownership of 1,900 shares owned by wife and 50,000 shares held by him as trustee under two trusts for the respective benefit of Mr. Wulf's two sisters.
(d)	Includes 13,950 shares held individually; 500 shares held jointly with wife; and 1,900 shares owned by wife. In addition, Walter H. Wulf, Jr. is trustee of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters and manager of 87,592 shares held in the Wulf General, LLC for the benefit of Walter H. Wulf, Jr. and his two sisters. Mr. Wulf disclaims beneficial ownership of 1,900 shares owned by wife and 50,000 shares held by him as trustee under two trusts for the respective benefit of Mr. Wulf's two sisters.

The security ownership of directors and executive officers of the Company as of February 1, 2006 is as follows:

	Amount and Nature of Beneficial Ownership
	(Number of Shares)				Percent of Ownership
Beneficial Owner	Capital Stock		Class B Capital Stock		Capital Stock	Class B Capital Stock
Jack R. Callahan	-		1,000	(1)	-	*
Ronald E. Callaway	12,636		13,337		*	*
David L. Deffner	13,962		16,463		*	1.054%
Robert M. Kissick	33,403	(2)	39,903	(3)	1.355%	2.555%
Gayle C. McMillen	69,220	(4)	69,220	(4)	2.808%	4.431%
Richard N. Nixon	7,000		1,000		*	*
Byron J. Radcliff	3,250	(5)	1,250	(5)	*	*
Byron K. Radcliff	203,960	(6)	211,960	(7)	8.274%	13.570%
Michael R. Wachter	250		250		*	*
Walter H. Wulf, Jr.	173,102	(8)	178,942	(9)	7.023%	11.456%
Walter H. Wulf, III	3,700		3,700		*	*
Debra P. Roe	1,325	(10)	825	(10)	*	*
Rick E. Rush	50	(11)	-		*	-
Roy L. Owens	300	(12)	-		*	-
All directors & executive officers as a group, 14 persons
	522,158		537,850		21.184%	34.433%
*Less than 1%			7.

Footnotes to Security Ownership of Certain Beneficial Owners and Management
(1) Held jointly with spouse.
(2) Includes 3,528 shares in trusts of which Robert M. Kissick is sole trustee and 29,875 shares owned in wife's trust of which she is sole trustee.  Mr. Kissick disclaims beneficial ownership of 29,875 shares owned by wife's trust.
(3) Includes 6,428 shares in trusts of which Robert M. Kissick is sole trustee and 33,475 shares owned in wife's trust of which she is sole trustee.  Mr. Kissick disclaims beneficial ownership of 33,475 shares owned by wife's trust.
(4) Includes 20,110 shares owned in Mr. McMillen's trust, 20,110 shares owned in wife's trust and 29,000 shares owned in wife's parent's trust of which Mr. and Mrs. McMillen are beneficiaries.
(5) Includes 250 shares owned by minor son of which Byron J. Radcliff is custodian and as to which Mr. Radcliff disclaims beneficial ownership.
(6) See Footnote (a) to preceding Table.
(7) See Footnote (b) to preceding Table.
(8) See Footnote (c) to preceding Table.
(9) See Footnote (d) to preceding Table.
(10) Held jointly with spouse.
(11) Held jointly with spouse.
(12) Held jointly with spouse.

EXECUTIVE COMPENSATION

        The following table summarizes the total compensation of the Chief Executive Officer and the Company's other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2005, as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

SUMMARY COMPENSATION TABLE
Annual Compensation
Name and Principal Position	Year	(Salary)	(Bonus)
WALTER H. WULF, JR. Chairman of the Board and President	2005 2004 2003	$ 205,215 194,250 184,350	$ -0- -0- -0-

DEBRA P. ROE Chief Financial Officer and Assistant Secretary-Treasurer	2005 2004 2003	$ 123,855 112,890 103,830	$ -0- -0- 7,500

RICK E. RUSH Vice President	2005 2004 2003	$ 123,855 112,890 103,830	$ -0- -0- 7,500

Roy L. Owens Vice President-Operations	2005 2004 2003	$ 153,555 148,440 143,430	$ -0- -0- -0-

        The officers who are directors receive a monthly salary and do not receive additional compensation for attending Board of Directors' meetings or committee meetings.  All other directors, including those serving on the Audit Committee, receive $1,325 for attending each board meeting.  However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $1,325 is paid. Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings.

8.

        The Board of Directors held three meetings during 2005.  Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 2005.  The Board of Directors does not have a standing compensation or nominating committee, or other committee performing similar functions.

        Richard N. Nixon, director, is an attorney and during 2005 was a partner in the law firm of Stinson Morrison Hecker LLP, Kansas City, Missouri.  During 2005, the total legal fees and expenses paid by the Company to Stinson Morrison Hecker did not exceed five percent of such law firm's gross revenues for 2005.

DEFINED BENEFIT RETIREMENT PLAN

        The retirement plan available to salaried employees, including the persons named in the Summary Compensation Table above, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee's life.  The monthly retirement benefits are computed by multiplying the employee's years of service by one and six‑tenths percent (1.6%) and multiplying this result by 1/60th of the employee's last sixty calendar months of earnings or the employee's highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to fifty percent (50%) of the average monthly earnings used in computing retirement benefits.  For the year 2005, the maximum annual compensation for determining retirement benefits is $210,000.  The normal retirement age at which retirement plan benefits become payable is age 65.

         The following table sets forth the estimated annual aggregate retirement benefits at normal retirement for various classifications of earnings and years of service.

PENSION PLAN TABLE
Average 5 Years Earnings	Years of Service
	15	20	25	30	35
$100,000	$24,000	$32,000	$40,000	$48,000	$50,000
125,000	30,000	40,000	50,000	60,000	62,500
150,000	36,000	48,000	60,000	72,000	75,000
175,000	42,000	56,000	70,000	84,000	87,500
200,000	48,000	64,000	80,000	96,000	100,000
225,000	50,400	67,200	84,000	100,800	105,000
250,000	50,400	67,200	84,000	100,800	105,000

        The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above.  Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.

        The persons named in the Summary Compensation Table above have the following years of credited service for pension benefits under the retirement plan:  Mr. Wulf, 34 years; Ms. Roe, 29 years; Mr. Rush, 17 years; and Mr. Owens, 23 years.

9.

SEVERANCE PAY PLAN

         On July 18, 1985 the Board of Directors of the Company adopted a Severance Pay Plan for Salaried Employees (the "Plan").  The Plan is designed to recognize the past service of long‑standing salaried employees and reduce their concerns, if any, if a change in control of the Company should occur.  The Plan provides that if employment of any "covered employee" is terminated for any reason other than death or disability within 24 months after a "change in control", such employee is entitled to receive severance pay equal to the employee's monthly salary times the number of full years that such employee has been employed by the Company.  The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under the Company's pension plan or where the severance pay is not fully deductible by the Company for federal income tax purposes.  A "covered employee" is any full‑time salaried employee who has been employed for at least 10 years prior to the "change in control".  A "change in control" is any merger, consolidation or disposition of all or substantially all of the assets of the Company or any acquisition by any person or group of persons acting in concert who after such acquisition would own more than 30% of the Company's outstanding voting stock.  If there had been a change in control and termination of employment on December 31, 2005, the following persons would have been entitled to receive severance pay pursuant to the Plan as follows:  Mr. Wulf, $589,390; Ms. Roe, $306,095; Mr. Rush, $179,435; and Mr. Owens, $148,408.  The Plan also provides that any covered employee, who at the time of termination, has been employed on a full‑time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by the Company to retired employees.  The Plan may be amended or terminated by the affirmative vote of at least two‑thirds of the members of the full Board of Directors of the Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by the Company at the time the Board of Directors has knowledge of any change in control or a proposal for any change in control.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

        There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions).  Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers.  In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the Executive Committee of the Board of Directors (consisting of Jack R. Callahan, Robert M. Kissick, Byron K. Radcliff and Walter H. Wulf, Jr.).

Executive Compensation Policy

        The Board of Directors believes that the compensation of its executive officers, including Mr. Wulf, the Company's President and Chief Executive Officer (CEO), should be influenced by the Company's long-term profitability.  However, the Board does not attempt to establish a direct correlation between the Company's profitability and executive compensation.

Executive Officer Compensation

        Each year, including 2005, the Executive Committee of the Board of Directors makes its recommendations to the Board of Directors as to the salaries for the Company's executive officers.  These recommendations have been based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees

10.

of the Company.  The determination of this salary adjustment is based on the Executive Committee's assessment of the change in the cost of living and of the Company's long-term profitability.  The application of the salary adjustment percentage to the salaries of the Company's salaried employees results generally in the Company's executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of the Company.  A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.  In April 2005, upon the recommendation of the Executive Committee, the Board of Directors approved an overall increase in compensation for salaried employees of 4.2 percent.  These increases are reflective of, although not directly tied to, the Company's performance in 2004.

Chief Executive Officer Compensation

The compensation of the Company's CEO is established by the Board of Directors in the same way as compensation is established for the Company's other executive officers.  As indicated in the above discussion, the increase in the CEO's salary, and that of the other executive officers, largely is determined by the application of the salary adjustment percentage selected by the Executive Committee to the CEO's salary, although Ms. Roe and Mr. Rush received a slightly higher increase than the above 4.2 percent.  A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.

THE BOARD OF DIRECTORS:

Jack R. Callahan	Ronald E. Callaway
David L. Deffner	Robert M. Kissick
Gayle C. McMillen	Richard N. Nixon
Byron J. Radcliff	Byron K. Radcliff
Michael R. Wachter	Walter H. Wulf, Jr.
Walter H. Wulf, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No officer who is not also a director, and no other person, participated in deliberations of the Board of Directors concerning executive officer compensation.  The members of the Board of Directors who are also executive officers have no interlocking relationships with any other entity which are required by the rules of the Securities and Exchange Commission to be reported in this Proxy Statement.

COMPANY PERFORMANCE

        The following performance graph and table show a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and an index of two peer groups of companies selected by the Company.

The cumulative total return on investment for each of the periods for the Company, the S&P 500 and the two peer groups is based on the stock price or composite index at January 1, 2001.  The performance graph assumes that the value of an investment in the Company's capital stock and each index was $100 at January 1, 2001 and that all dividends were reinvested.  The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

11.

        The performance graph compares the performance of the Company with that of the S&P 500 composite index and an index of two peer groups of companies in the Company's industry in which the returns are weighted according to each company's market capitalization.  The new peer group consists of Cemex SA De CV, Eagle Materials, Inc., Florida Rock Industries, Inc., Lafarge North America Inc., Ready Mix, Inc. and Texas Industries, Inc.  Companies in the old peer group include Lafarge North America Inc. and Texas Industries, Inc.  The Company decided to change peer groups in order to provide a better comparison of our shareholder return performance to the performance of other selected companies in our industry.

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INDEPENDENT AUDITORS

    The Company's Audit Committee of the Board of Directors has selected and retained BKD LLP ("BKD") to examine its accounts and the accounts of its subsidiaries for the prior and current fiscal year.  It is anticipated that no representative of BKD will be present at the annual meeting of the stockholders and therefore no one from BKD will make a statement or be available to answer questions which may arise.

Audit Fees
        The aggregate fees billed by BKD in 2004 for professional services rendered for the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the years ended December 31, 2004 and 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the three-month, six-month and nine-month periods ended March 31, 2004, June 30, 2004 and September 30, 2004, respectively, were approximately $55,000.

        The aggregate fees billed by BKD in 2005 for professional services rendered for the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the years ended December 31, 2005 and 2004 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the three-month, six-month and nine-month periods ended March 31, 2005, June 30, 2005 and September 30, 2005, respectively, were approximately $70,000.

Audit-Related Fees
        The aggregate audit-related fees billed by BKD for services rendered to the Company for fiscal years ended December 31, 2004 and 2005, were approximately $13,500 and $19,000, respectively, related to the audit of employee benefit plans.

Tax Fees
        The aggregate tax fees billed by BKD for services rendered to the Company for fiscal years ended December 31, 2004 and December 31, 2005 were $-0- as BKD did not provide any tax services to the Company in either of these years.

All Other Fees
        The aggregate fees billed by BKD for services rendered to the Company other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2004 were approximately $43,000 which included fees related to computer software training.

        The aggregate fees billed by BKD for services rendered to the Company other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2005 were approximately $17,000, which included fees and expenses related to computer forensic work.

Pre-Approval Policy
        The Audit Committee of the Company pre-approves with an engagement letter all audit and non-audit services performed by BKD.  One hundred percent (100%) of the non-audit services provided by BKD were pre-approved by the Audit Committee.

        The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BKD LLP.

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AUDIT COMMITTEE REPORT

        The Company's Audit Committee of the Board of Directors (the "committee") operates under a written charter approved by the committee and adopted by the Company's Board of Directors.  The member of the committee, Jack R. Callahan, is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

            A company whose securities are publicly traded on the Nasdaq Stock Market or the New York Stock Exchange are currently required to have at least one member of their audit committee be financially sophisticated as determined by such organization's market place rules.  The Company's common stock is not listed with these organizations for public trading and therefore the Company is not subject to this requirement.  In addition, the federal securities laws currently do not require the Company to have an audit committee financial expert serve on its audit committee.  The Board of Directors has determined that the Audit Committee does not have an audit committee financial expert serving on such committee.  The Company also believes it is not necessary to have an audit committee financial expert because the Audit Committee's sole member, Mr. Jack Callahan, has sufficient experience and financial sophistication to fulfill the obligations of the Audit Committee.

        In fulfilling its responsibilities, the committee reviewed and discussed The Monarch Cement Company's audited financial statements for the fiscal year ended December 31, 2005 with the Company's management and independent auditors, BKD LLP ("BKD").

        The committee also discussed with BKD the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees".  In addition, the committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and discussed with the independent auditors their independence in relation to us and the Company's management.  The committee also considered the non-audit services provided to it by the independent auditors and concluded that such services were compatible with maintaining their independence.

        Based upon the reviews and discussions referred to above, the committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 to be filed with the Securities and Exchange Commission.

Submitted by the Audit Committee
/s/ Jack R. Callahan Jack R. Callahan

CODE OF ETHICS

        A company whose securities are publicly traded on the Nasdaq Stock Market or the New York Stock Exchange are currently required to have a code of ethics that applies to its directors, officers and employees, including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer.  The Company's common stock is not listed with these organizations for public trading and therefore the Company is not subject to this requirement.  In addition, the federal securities laws currently do not require the Company to have a code of ethics that applies to the CEO, CFO and CAO.  The Company has not adopted this type of code of ethics for following reasons:

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(1) only two officers at the Company, the CEO and the CFO, would be subject to such a code; (2) the Board of Directors has always maintained close oversight of the executive officers' activities; (3) the Company has an informal policy of expecting high ethical conduct from its directors, officers and employees; and (4) the Company has not experienced abuses to its informal policy.

DEADLINE FOR STOCKHOLDER PROPOSALS

        No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to the annual meeting of stockholders to be held on April 11, 2007 which is not received by the Company at P.O. Box 1000, Humboldt, Kansas 66748-0900 on or before November 10, 2006.

        Stockholders who intend to present a proposal at the 2007 annual meeting without inclusion of such proposal in the proxy materials are required to provide notice to us no later than January 15, 2007.

FINANCIAL STATEMENTS

        The annual report of the Company containing financial statements for the year ended December 31, 2005 is enclosed with the Proxy Statement.

OTHER BUSINESS

        The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting.  However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") generally requires the Company's directors and executive officers, and persons who own more than 10% of a class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's capital stock and other equity securities.  Securities and Exchange Commission regulations require directors, executive officers and greater than 10% stockholders to furnish the Company with copies of all Section 16(a) reports they file.  To the Company's knowledge, based solely on review of copies of such reports and written representations that no other reports were required during the year ended December 31, 2005, with the exception of a late Form 4 filing for David L. Deffner, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.

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